Fees Summary	Aug. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 2,551.77
Total Transaction Valuation	16,667,331.00
Total Offset Amount	0.00
Net Fee	$ 2,551.77